Exhibit 10.2

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

LIMITED NOTICE TO PROCEED NO. 2
Date: February 27, 2023
Via Signed PDF and Overnight Courier

Bechtel Energy Inc.
3000 Post Oak Boulevard
Houston, Texas 77056
Attention: XXXXXXXXXX
Re:    Limited Notice to Proceed
Pursuant to Section 5.2A of the Lump Sum Turnkey Agreement for the Engineering, Procurement and Construction of the Phase 1 Liquefaction Facility, dated as of November 10, 2017 (as further amended, supplemented, or otherwise modified by change order or supplemental agreement from time to time in accordance with its provisions prior to the date hereof, the “Agreement”), by and between Driftwood LNG LLC (“Owner”) and Bechtel Energy Inc. (f/k/a Bechtel Oil, Gas and Chemicals, Inc., “Contractor”), this letter shall serve as the Limited Notice to Proceed No. 2 (“LNTP No. 2”) from Owner to Contractor authorizing Contractor to proceed with the LNTP No. 2 Work described in the attached Change Order Number 011 (“CO-011”) and authorized by this LNTP No. 2 pursuant to the terms and conditions of the Agreement.
For and on behalf of
DRIFTWOOD LNG LLC
By:

XXXXXXXXXX
XXXXXXXXXX
By its signature hereto, the undersigned hereby acknowledges and accepts this LNTP No. 2.
For and on behalf of
BECHTEL ENERGY INC.

By:

XXXXXXXXXX
XXXXXXXXXX

cc:    Bechtel Energy Inc.
3000 Post Oak Boulevard
Houston, Texas 77056
Attn: XXXXXXXXXX

CHANGE ORDER

PROJECT NAME: Driftwood LNG Phase 1 OWNER: Driftwood LNG LLC CONTRACTOR: Bechtel Energy Inc. DATE OF AGREEMENT: November 10, 2017	CHANGE ORDER NUMBER: CO-011 DATE OF CHANGE ORDER: February 27, 2023

The Agreement between the Parties is changed as follows:
Per Sections 5.1 and 6.1B of the Agreement, the Parties agree to enter into this CO-011 modifying the Agreement and defining the LNTP No. 2 Work as detailed below:
I.AGREEMENT TERM LIMIT
A.Scope Adjustments
None.
B.Agreement Terms Modifications
The Parties agree that Section 5.2C.1 of the Agreement is modified (blue text are additions and red text are deletions) as follows:
“1.    In the event Owner fails to issue the NTP in accordance with Section 5.2B by May 1, 2022, then Contractor shall be entitled to a Change Order as follows:

a.To adjust the Contract Price for impacts arising from the issuance of NTP after [***]. Cost relief includes impacts caused by External Factors (defined below) after [***]. External Factors include, for example, closing of vendor shops, unavailability of materials, labor unavailability, ability to attract and/or retain qualified labor, and Owner-directed changes (the “External Factors”), but specifically excluding impacts related to quantities, technology, equipment specifications, equipment count or Contractor errors or omissions (unless directly resulting from such External Factors). Cost relief includes escalation costs; and

b.For any demonstrated impacts to the Project Schedule caused by External Factors occurring after [***] and before NTP.”
The Parties agree that Section 16.2C.2 of the Agreement is modified (blue text are additions and red text are deletions) as follows:
“If this Agreement is terminated (a) prior to issuance of NTP and (b) after May 1, 2022, and on or before March 1, 2024~~March 31, 2023~~, Two Million Five Hundred Thousand U.S. Dollars (U.S.$ 2,500,000); and”
The Parties agree that the below excerpt of Section 16.7 of the Agreement is modified (blue text are additions and red text are deletions) as follows:
“Termination in the Event of Delayed Notice to Proceed. In the event Owner fails to issue the NTP in accordance with Section 5.2B by [***] (as may be extended by mutual agreement by the Parties), then either Party shall have the right to terminate this Agreement by providing written notice of termination to the other Party, to be effective upon receipt by the other Party. In the event of such termination, Contractor shall have the rights (and Owner shall make the payments) provided for in Section 16.2, except that, in respect of loss of profit, Contractor shall only be entitled to a lump sum equal to U.S.$5,000,000.”
Page 2 of #NUM_PAGES#

C.Commercial Impacts
None.
II.INSURANCE
A.Scope Adjustments
None.
B.Agreement Terms Modifications
The Parties agree that the following new clause is added at the end of Section 5.2B of the Agreement (blue text are additions and red text are deletions):
“7.    The Parties’ agreement upon modifications to the Agreement with the effect of (i) tying the sum insured of Builder’s Risk insurance required to be maintained by Contractor to the sum insured of Builder’s Risk insurance reasonably available in the commercial insurance market no later than NTP; (ii) allowing Owner to reduce the sum insured (including any sub-limits or aggregate limits) of Builder’s Risk insurance otherwise obtained by Contractor and insure or self-insure such risk; (iii) requiring Owner to bear the risk of loss for physical loss or damage to the Phase 1 Liquefaction Facility and/or Work in excess of the Builder’s Risk insurance obtained by Contractor for such physical loss or damage pursuant to the preceding clauses (i) and (ii); and (iv) clarifying Contractor’s entitlement to a Change Order upon the occurrence of physical loss or damage for which Owner bears the risk of loss, including the associated timing for payment of funds to Contractor, which may be addressed in Section 8.2.A under Contractor’s Change Order entitlement for excepted risk in such circumstances.”
C.Commercial Impacts
None.
III.OWNER RESPONSIBILITIES
Prior to Contractor’s commencement of the Work specified in Exhibit B (LNTP No. 2 Work) to this CO-011 (“LNTP No. 2 Work”), Owner shall comply with its relevant obligations defined in the Agreement, including Sections 4.2, 4.5, and 5.2A.
Contractor shall not be obligated to commence LNTP No. 2 Work until the following conditions have been met:
1)Owner has furnished to Contractor documentation which demonstrates that Owner has sufficient funds in an amount equal to [***] U.S. Dollars (U.S. $[***]) to fulfill its payment obligations, including any Demobilization Fees payable by Owner under Section IV.D to this CO-011, in connection with Contractor’s performance of LNTP No. 2 Work or that Owner has obtained financing from one or more Lenders to fulfill its payment obligations in connection with LNTP No. 2 Work;

2)The Monthly Payment for Month 1 identified in Exhibit C (LNTP No. 2 Payment Schedule) to this CO-011 has been received by Contractor in cleared funds;

3)Owner has obtained all Owner Permits that are necessary for performance of the LNTP No. 2 Work or if Owner has not obtained all such Owner Permits at the commencement of LNTP No. 2 Work, by issuance of this LNTP No. 2, Owner commits to obtain any such remaining Owner Permits in such time so as to not delay the performance of such LNTP No. 2 Work; and

4)Owner shall be in compliance with its other obligations set forth in Article 4 of the Agreement as necessary for the performance of the LNTP No. 2 Work.
A.Scope Modifications
None with respect to Owner responsibilities.
B.Agreement Terms Modifications

None.
C.Commercial Impacts
None.
IV.LIMITED NOTICE TO PROCEED NO. 2 (LNTP No. 2)
A.LNTP No. 2 WORK SCHEDULE
Subject to Section III above, Contractor will:
1)commence with the performance of the LNTP No. 2 Work on March 1, 2023; and

2)use reasonable efforts to achieve completion of LNTP No. 2 Work by [***].
Within sixty (60) Days after this LNTP No. 2 is issued, Contractor shall prepare and submit to Owner a CPM Schedule including the information and meeting the requirements set forth in Exhibit D (LNTP No. 2 Reporting Requirements) to this CO-011.
1.Agreement Schedule Modifications
None.
2.Agreement Terms Modifications
None.
3.Commercial Impacts
None.
B.SCOPE OF LNTP No. 2 WORK
1.LNTP No. 2 Site
For the purpose of the LNTP No. 2 Work and subject to the terms of the Agreement including Section 3.24, Owner shall, at LNTP No. 2 commencement as defined in Section III above, provide Contractor with access to and care and custody of the LNTP No. 2 Site, and such access shall be sufficient to permit Contractor to progress with the LNTP No. 2 Work on a continuous basis without material interruption or interference by others in accordance with Section 4.3A of the Agreement.
Pursuant to Section 4.5 of the Agreement, Owner has provided to Contractor in Exhibit A (LNTP No. 2 Site Legal Description and Survey) to this CO-011 (i) the legal description of the Site for the LNTP No. 2 Work (“LNTP No. 2 Site”); and (ii) a survey of the LNTP No. 2 Site showing the boundaries of the LNTP No.2 Site and one survey control point. Contractor has received and reviewed the provided legal description and survey of the LNTP No.2 Site and determined that Owner has satisfied such obligation and that no adjustments are required for Contractor to perform the LNTP No. 2 Work in accordance with the requirements of the Agreement (as amended by this CO-011). To the extent any existing above-ground structures or utilities are shown in the survey, Contractor shall independently verify the locations of such existing structures and utilities.
2.Scope of LNTP No. 2 Work
The LNTP No. 2 Work is defined in Exhibit B to this CO-011. If: (i) Contractor does not complete the LNTP No. 2 Work by the completion date identified in Section IV.A of this CO-011; (ii) the Monthly Payment for all months identified in Exhibit C to this CO-011 have been received by Contractor in cleared funds; and (iii) Contractor has not received further Limited Notice to Proceed or Notice to Proceed from Owner, then, as Owner’s sole remedy, Contractor agrees to either (y) credit Owner for all incomplete LNTP No. 2 Work for which Owner compensated Contractor based on Contractor’s reasonable opinion of such incomplete Work and assign all dredging Subcontracts to Owner if the Parties mutually agree (both acting reasonably), or (z) absent such mutual agreement, complete the LNTP No. 2 Work. For the avoidance of doubt, Contractor reserves the right to complete the LNTP No. 2 Work in its sole discretion. If Contractor has received further Limited Notice to Proceed or Notice to Proceed from Owner, then, subject to the Parties’ rights under the Agreement, the Parties agree that Owner shall have fully compensated Contractor for the completion of all LNTP No. 2 Work and Contractor agrees to complete all incomplete LNTP No. 2 Work as part of the Work under such Limited Notice to Proceed or Notice to Proceed.
Contractor shall comply with Exhibit D to this CO-011, which the Parties agree shall be deemed to satisfy the requirements set forth in Section 8.7 of Attachment 1 (Scope of Work and Basis of Design) to the Agreement for the purposes of the LNTP No. 2 Work.
Pursuant to Section 3.2G and Attachment 16 (Contractor Permits) of the Agreement, Contractor acknowledges and agrees that it has obtained or will obtain all Contractor Permits that are necessary for the performance of the LNTP No. 2 Work and will continue to maintain such permits throughout performance of the LNTP No. 2 Work.
3.Agreement Terms Modifications
None.
4.Commercial Impacts
None.
C.LNTP No. 2 INSURANCE REQUIREMENTS
From LNTP No. 2 Work commencement through completion of the LNTP No. 2 Work, Contractor shall maintain only those insurance coverages identified in Attachment 15 (Insurance) of the Agreement that are required for the LNTP No. 2 Work subject to the following modifications:

1)Clause 1.A.4: Excess Liability with a limit of Thirty Million US Dollars ($30M) per occurrence and in the aggregate;

2)Clause 1.A.9: Builder’s Risk Insurance Sum Insured of One Hundred Fifty Million US Dollars ($150M) including a Windstorm/Water Damage sublimit of Twenty Five Million US Dollars ($25M);

3)Clause 1.A.10: Builder’s Risk Delayed Startup Insurance will not be procured for this LNTP No. 2 Work;

4)Clause 1.A.11: Marine Cargo insurance for the replacement value of each shipment on a C.I.F. basis plus Ten percent (10%) with a maximum limit of Twenty Five Million US Dollars ($25M) per conveyance;

5)Clause 1.A.12: Marine Cargo Delayed Startup Insurance will not be procured for this LNTP No. 2 Work;

6)Clause 1.A.13: Marine General Liability with a limit of Fifty Million US Dollars ($50M) per occurrence and in the aggregate; and

7)Clause 1.A.14: Contractor’s Pollution Liability with a limit of Ten Million US Dollars ($10M) per occurrence and in the aggregate.
1.Agreement Terms Modification
None.
2.Commercial Impacts
None.

D.LNTP No. 2 PAYMENT SCHEDULE; TERMINATION
Subject to the terms of the Agreement (including Section 7.2.D) as applicable for this LNTP No. 2, Owner shall pay Contractor the amounts specified in the table attached as Exhibit C to this CO-011 no later than the fifth Business Day of the month in which the payment is due, except for the first payment which shall be paid before commencement of the LNTP No. 2 Work as required by Section III of this CO-011.
Subject to Section V of this CO-011, Contractor shall credit Owner for all amounts paid for the LNTP No. 2 Work by representing such amounts in Contractor’s first invoice following NTP under “9. Less Previous Invoices” according to Schedule 9-2 of the Agreement. Any Contract Price adjustments after the effective date of this CO-011 shall exclude all amounts paid by Owner to Contractor for the LNTP No. 2 Work.
Owner, in its sole discretion, may terminate the LNTP No. 2 Work at any time after commencement of the LNTP No. 2 Work, without cause, by providing at least thirty (30) Days’ prior written notice to the Contractor. As consideration for the right to terminate the LNTP No. 2 Work, Owner shall, upon the effective date of termination, pay to Contractor the lump-sum demobilization fee as specified in Exhibit C (“Demobilization Fee”), which shall be deemed to cover all costs and expenditures of Contractor in completely demobilizing Construction Equipment and Contractor Group personnel from the LNTP No. 2 Site; provided, that, if the LNTP No. 2 Work terminates before the end of any month, the Demobilization Fee for the period from the beginning of such month to the effective date of termination shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. The Parties intend the Demobilization Fee to be liquidated damages constituting compensation, and not a penalty. The Parties acknowledge and agree that damages resulting from termination pursuant to this Section IV.D would be impossible or very difficult to accurately estimate, and that the Demobilization Fee is a reasonable estimate of the anticipated or actual harm that may arise from such termination. Owner’s payment of the Demobilization Fee is the Owner’s sole liability and entire obligation and the Contractor’s exclusive remedy for any termination by Owner under this Section IV.D.
1.Agreement Payment Schedule Modifications
None.
2.Agreement Terms Modifications
None.
3.Commercial Impacts
None.
V.OTHER COMMERCIAL ITEMS
Notwithstanding anything to the contrary in the Agreement or in this CO-011, the Parties agree to the following:
1.The Contract Price and Project Schedule in this CO-011 were valid through [***] and shall be adjusted by Change Order pursuant to Section 5.2C of the Agreement and this Section V of CO-011 for portions of the Work not yet authorized or performed as set out in Section V.D below prior to issuance of NTP (the adjustments to the Contract Price and Project Schedule shall be referred to as the “Pre-NTP Refresh Adjustment”). The Parties agree that the Pre-NTP Refresh Adjustment will address impacts caused by External Factors occurring after [***].
2.No later than [***], the Parties will commence to negotiate a mutually agreed methodology for the Pre-NTP Refresh Adjustment (“Pre-NTP Refresh Methodology”). The Pre-NTP Refresh Adjustment, and Contractor’s obligation to perform the same, shall be contingent upon the Parties’ agreement on the Pre-NTP Refresh Methodology, which is conditioned as follows:
1.Although expired, and subject to Section V.B(2) below, the Parties agree that the Contract Price [***] shall be used as the starting amount for the Pre-NTP Refresh Adjustment;
a.The Parties agree that Contractor shall assess [***] that Contractor and, to the extent known, its Subcontractors added to the Contract Price to extend the validity of Contractor’s proposal dated [***] (“Bid Validity Related Costs”). Contractor agrees to credit all Bid Validity

Related Costs against the Pre-NTP Refresh Adjustment. Contractor shall provide supporting documentation as reasonably requested by Owner to substantiate the Bid Validity Related Costs and demonstrate to Owner’s reasonable satisfaction that [***] have been removed from the starting amount for the Pre-NTP Refresh Adjustment;
b.The Parties agree that the Pre-NTP Refresh Methodology shall include cost relief for any impacts caused by External Factors as described in Section 5.2C of the Agreement and in accordance with Section V.A of this CO-011;
c.The Parties agree that the Pre-NTP Refresh Methodology shall include schedule relief for any demonstrated impacts to the Project Schedule as described in Section 5.2C of the Agreement and in accordance with Section V.A of this CO-011;
d.The Parties recognize that Contractor may include risk sharing mechanisms (such as [***], collectively “Risk Sharing Mechanisms”) in its proposal for Pre-NTP Refresh Adjustment for some, or all, impacts of External Factors after [***]. The Parties agree that the Pre-NTP Refresh Adjustment shall [***]. The Parties shall commence discussions on Risk Sharing Mechanisms as part of the Pre-NTP Refresh Methodology. Contractor reserves the right to condition any Pre-NTP Refresh Adjustment on reaching mutual agreement on Risk Sharing Mechanisms; and
e.The Parties shall use reasonable efforts to agree to the Pre-NTP Refresh Methodology within [***], but the Pre-NTP Refresh Methodology [***] to the commencement of the impact assessment under Section 5.2.C.1.
3.The Owner shall not issue NTP until the Parties agree to the Pre-NTP Refresh Adjustment and the Risk Sharing Mechanisms. The lack of a Party’s agreement shall not be subject to Owner’s right to issue a unilateral Change Order.
4.The Parties agree that the LNTP No. 2 Work released pursuant to this CO-011 is not subject to any Risk Sharing Mechanisms, including, but not limited to, [***]. Any future adjustments shall exclude the payment values for all LNTP No. 2 Work as set forth in Exhibit C; provided, however, Contractor shall be entitled to adjust for [***] as part of the Pre-NTP Refresh Adjustment. Contractor shall provide such supporting documentation as reasonably requested by Owner to [***]. [***].
5.The Parties agree that Section 14.7 of the Agreement, which was added to Article 14 of the Agreement under Section VI of CO-008 is deleted in its entirety and replaced (blue text are additions and ~~red~~ text are deletions) as follows:
“Not Used.”
6. The Parties agree that Section 14.8 of the Agreement, which was added to Article 14 of the Agreement under Section VI of CO-008, is modified (blue text are additions and ~~red~~ text are deletions) as follows:
“There are no: (i) open, known or pending disputes, Change Orders or claims against Owner or (ii) existing claim for force majeure, and (iii) there is no entitlement for any Change Order for price and schedule increases, in each case for (i), (ii) and (iii) occurring prior to and as of ~~the date of this CO-008~~ [***], except that Contractor and Owner agree that Contractor shall be entitled to address impacts caused by External Factors occurring after [***] as part of the Pre-NTP Refresh Adjustment in accordance with Section V.A of CO-011.”
VI.OWNER REPRESENTATIVE
A.Scope Modifications
None.
A.Agreement Terms Modifications
The Parties agree that the below excerpt of Section 4.10 of the Agreement is modified (blue text are additions and ~~red~~ text are deletions) as follows:

“Owner Representative. Owner designates XXXXXXXXXX XXXXXXXXXX as the Owner Representative. Notification of a change in Owner Representative shall be provided in advance, in writing, to Contractor.”
1.Commercial Impacts
None.
VII.CONTRACTOR REPRESENTATIVE
A.Scope Modifications
None.
B.Agreement Terms Modifications
The Parties agree that the below excerpt of Section 4.10 of the Agreement is modified (blue text are additions and ~~red~~ text are deletions) as follows:
“Contractor Representative. Contractor designates XXXXXXXXXX XXXXXXXXXX as the Contractor Representative. Notification of a change in Contractor Representative shall be provided in advance, in writing, to Owner.”
C.Commercial Impacts
None.
VIII.NOTICE
A.Scope Modifications
None.
B.Agreement Terms Modifications
The Parties agree that the below excerpt of Section 21.5A of the Agreement is modified (blue text are additions and ~~red~~ text are deletions) as follows:

“A. If delivered to Owner:
Driftwood LNG LLC
1201 Louisiana Street, Suite 3100
Houston, Texas 77002
Email: XXXXXXXXXX XXXXXXXXXX
Attn: XXXXXXXXXX XXXXXXXXXX

with a copy to:

Driftwood LNG LLC
1201 Louisiana Street, Suite 3100
Houston, Texas 77002
Email: XXXXXXXXXX
Attn: XXXXXXXXXX

B. If delivered to Contractor:
~~Bechtel Oil, Gas and Chemicals, Inc.~~ Bechtel Energy Inc.
3000 Post Oak Boulevard
Houston, Texas 77056
Email: XXXXXXXXXX XXXXXXXXXX
Attn: XXXXXXXXXX XXXXXXXXXX

with a copy to:

~~Bechtel Oil, Gas and Chemicals, Inc.~~ Bechtel Energy Inc.
3000 Post Oak Boulevard
Houston, Texas 77056
Email: XXXXXXXXXX
Attn: XXXXXXXXXX”
C.Commercial Impacts
None.
IX.LIST OF EXHIBITS
Exhibit A    LNTP No. 2 Site Legal Description and Survey
Exhibit B    LNTP No. 2 Work
Exhibit C    LNTP No. 2 Payment Schedule
Exhibit D     LNTP No. 2 Reporting Requirements

Adjustment to Contract Price
The original Contract Price was     USD [***]        EUR [***]

Net change by previously authorized Change Orders (# CO-010)     USD [***]         EUR [***]

The Contract Price prior to this Change Order was     USD [***]        EUR [***]

The Contract Price will be increased ~~(decreased)~~ (~~unchanged~~)
by this Change Order in the amount of     USD [***]         EUR [***]

The new Contract Price including this Change Order will be     USD [***]        EUR [***]

The Aggregate Provisional Sum prior to this Change Order was     USD [***]    EUR [***]

The Aggregate Provisional Sum will be increased
by this Change Order in the amount of     USD [***]        EUR [***]

The new Aggregate Provisional Sum
including this Change Order will be     USD [***]    EUR [***]

Adjustments to dates in Project Schedule:
The following dates are modified: N/A
Adjustment to other Changed Criteria: N/A
Adjustment to Payment Schedule: N/A
Adjustment to Provisional Sums: N/A
Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Design Basis: N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: _XXX_ Contractor _ XXX_ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.
XXXXXXXXXX                        XXXXXXXXXX
Owner                                Contractor

XXXXXXXXXX                         XXXXXXXXXX
XXXXXXXXXX                         XXXXXXXXXX

27th Feb 2023                            27 Feb 2023
Date of Signing                            Date of Signing